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Scudder Dynamic Growth Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Dynamic Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KSCAX	81114R-103
Class B	KSCBX	81114R-202
Class C	KSCCX	81114R-301

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns** (Unadjusted for Sales Charge)
Scudder Dynamic Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	10.19%	-33.24%	-32.26%	-14.69%	.21%
Class B	10.11%	-33.78%	-32.96%	-15.60%	-.90%(a)
Class C	9.89%	-33.99%	-32.81%	-15.44%	-.70%(a)
Russell Midcap Growth Index+	9.14%	-26.11%	-24.98%	-4.01%	6.61%
Standard & Poor's 500 Index++	5.02%	-24.76%	-16.09%	-3.77%	8.53%

Scudder Dynamic Growth Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class***
Class I****	10.65%	-32.87%	-31.93%	-14.26%	-3.01%
Russell Midcap Growth Index+	9.14%	-26.11%	-24.98%	-4.01%	5.09%
Standard & Poor's 500 Index++	5.02%	-24.76%	-16.09%	-3.77%	7.61%

* Total return shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 3/31/03	$ 2.27	$ 1.96	$ 2.00	$ 2.39
9/30/02	$ 2.06	$ 1.78	$ 1.82	$ 2.16

Class A Lipper Rankings** - Mid-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	426	of	499	86
3-Year	294	of	350	84
5-Year	211	of	221	96
10-Year	68	of	70	96

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)** (Adjusted for Sales Charge)
[] Scudder Dynamic Growth Fund - Class A [] Russell Midcap Growth Index+ [] Standard & Poor's 500 Index++

Yearly periods ended March 31

Comparative Results** (Adjusted for Sales Charge)
Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,293	$2,929	$4,258	$9,620
	Average annual total return	-37.07%	-33.59%	-15.70%	-.39%
Class B(c)	Growth of $10,000	$6,423	$2,967	$4,253	$9,138(a)
	Average annual total return	-35.77%	-33.30%	-15.72%	-.90%(a)
Class C(c)	Growth of $10,000	$6,535	$3,004	$4,279	$9,232(a)
	Average annual total return	-34.65%	-33.03%	-15.61%	-.80%(a)
Russell Midcap Growth Index+	Growth of $10,000	$7,389	$4,223	$8,148	$18,966
	Average annual total return	-26.11%	-24.98%	-4.01%	6.61%
Standard & Poor's 500 Index++	Growth of $10,000	$7,524	$5,907	$8,253	$22,673
	Average annual total return	-24.76%	-16.09%	-3.77%	8.53%

Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	Life of Class***
Class I****	Growth of $10,000	$6,713	$3,153	$4,635	$7,891
	Average annual total return	-32.87%	-31.93%	-14.26%	-3.01%
Russell Midcap Growth Index+	Growth of $10,000	$7,389	$4,223	$8,148	$14,695
	Average annual total return	-26.11%	-24.98%	-4.01%	5.09%
Standard & Poor's 500 Index++	Growth of $10,000	$7,524	$5,907	$8,253	$17,649
	Average annual total return	-24.76%	-16.09%	-3.77%	7.61%

The growth of $10,000 is cumulative.

Notes to Performance Summary

** Returns and rankings during the 1-, 3-, 5- and 10-year periods shown reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
****Class I shares are not subject to sales charge
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Dynamic Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Dynamic Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

On December 1, 2002, Portfolio Managers Audrey M. T. Jones, Doris R. Klug and Bob Grandhi assumed responsibility for managing Scudder Dynamic Growth Fund. Below, they review the fund's performance for the six-month period ended March 31, 2003, and discuss what steps the portfolio management team has taken to modify the fund's portfolio.

Q: How did Scudder Dynamic Growth Fund perform in the first half of its fiscal year?

A: The fund outperformed its benchmark for the six months ended March 31, 2003. Scudder Dynamic Growth Fund produced a return of 10.19% (Class A shares unadjusted for sales charges) for the semiannual period, compared with 9.14% for the benchmark, the Russell MidCap Growth Index. The Russell MidCap Growth Index, which is not available for direct investment, is an unmanaged group of stocks of midsize companies that fit the Frank Russell Co.'s definition of growth companies. The Russell 2000 Growth Index, a group of smaller-cap company stocks that fit the Frank Russell Co.'s definition of growth-style investments, posted a 3.34% return over the semiannual period.1 The average return of the fund's peer group, the Lipper Mid-Cap Growth Funds category, was 2.39% for the same time frame.2

1 The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 2000 Index. The index reflects reinvestment of all distributions. It is not possible to invest directly in the index.
2 The Lipper Mid-Cap Growth Funds category is a group of mutual funds that primarily invest in mid-cap stocks with greater-than-average growth orientation compared with the overall market. It is not possible to invest directly in any index or category.

Q: What changes did you make to the fund since taking over its management in December?

A: We continued to manage Scudder Dynamic Growth Fund as a stock picker's fund. We are dedicated to closely monitoring the entire portfolio of securities and focusing on companies with superior and sustainable growth prospects relative to the overall equity market. Since assuming responsibility for managing the fund, we have maintained the fund's dynamic growth style and have generally maintained its sector weightings. For example, as of the end of the semiannual period, the fund continued to be overweight vs. the benchmark in financials, health care and information technology and underweight in consumer discretionary and industrials.

We have also sought to reduce benchmark risk, reduce or eliminate positions in low-confidence securities and add fundamentally sound growth companies to the portfolio. In carrying out these strategies, we have reduced the number of stocks in the portfolio. We believe this strategy will allow us to broaden diversification across the growth sectors of the economy while providing a more concentrated, closely monitored portfolio. Based on our quantitative, qualitative and fundamental analyses, we further believe the portfolio is now effectively focused on pursuing strong relative performance for our shareholders.

Q: What were the best and worst stock performers for the fund?

A: The top securities by contribution during the semiannual period were primarily in the health care and information technology sectors. These included Biovail, Cree, MedImmune, Celgene, Rational Software, Informatica, Emulex, Laboratory Corp. of America and QLogic. (As of March 31, 2003, positions in Rational Software, Informatica and Emulex were sold.)

The fund underperformed in the financial services sector during the period. Underperforming stocks included Investors Financial Services, Investment Technology Group and LaBranche & Co. Other underperformers included Copart and Varian Semiconductor Equipment Associates in information technology, DaVita in health care, and Advance Auto Parts, Men's Wearhouse and Pier 1 Imports in consumer discretionary. Oil and gas company Talisman Energy was also among the fund's least performing stocks for the six months. (As of March 31, 2003, positions in Copart, DaVita, Advance Auto Parts, Men's Wearhouse and Talisman Energy were sold.)

Q: How was the fund positioned by sector, and what impact did this have on its results?

A: For the semiannual period, the fund's modest overweighting in information technology and significant underweighting in consumer discretionary boosted relative performance, as did strong stock selection in both of these sectors. Effective stock selection in health care and consumer staples also had a positive impact on fund results. Stock selection in energy, financial services and telecommunication services and an overweighting in financial services detracted from performance.

Q: What were the major factors affecting mid-cap US equities during the semiannual period?

A: In contrast to the last fiscal year, mid-cap stocks, as measured by the S&P MidCap 400 Index3, underperformed large-cap stocks, as measured by the S&P 500 index, for the six months ended March 31, 20034. Still, for the six-month period, US equities across all capitalizations produced positive returns. Within the period, the mid-cap equity market, like the broader equity markets, saw divergent performance.

3 The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index representing a group of mid-size company stocks. The index reflects reinvestment of all distributions. It is not possible to invest directly in the index.
4 The S&P 500 index is an unmanaged index, widely regarded as representative of the equity market in general. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

After bottoming in early October, US equities rebounded sharply in the fourth calendar quarter, with the S&P MidCap 400 Index up 5.83%. During October, despite economic indicators that showed dropping retail sales, declining manufacturing activity and a contracting labor market, the US equity markets responded with their best-performing month since March 2000. Within the mid-cap market segment, growth stocks and riskier sectors returned to favor, as investors focused primarily on technology and telecommunications securities. In November, the Federal Reserve Board reduced the targeted federal funds rate by 50 basis points to a new record of 1.25% in an effort to jumpstart an economy that it thought may be decelerating. However, in a move probably meant to quell overreaction to this interest rate cut and to boost confidence about a potential economic recovery, the Federal Reserve Board also shifted from a loosening to a neutral stance. Also boosting the powerful equity rally during these weeks was the release of more tentatively positive economic data. For example, transportation and nondefense capital goods orders increased. Third quarter gross domestic product (GDP) was revised upward to a stronger-than-expected 4.0%. Consumer confidence rebounded after five months of decline. Even more positive was the fact that business spending for equipment and software increased a strong 6.6% for the month, while consumers continued to take advantage of low interest rates to purchase and refinance homes. As in the prior month, the technology and telecommunications sectors led the equity market advance in November.

During December, concerns over a possible conflict with Iraq and rising tensions between North Korea and the US adversely affected investor and consumer confidence, detracting from equity market performance. Economic data remained generally positive, but the equity markets declined during the month, primarily as a result of the technology sector's giving back some of its prior two month's gains.

For the first calendar quarter of 2003, US equities across all market capitalizations declined, with the S&P MidCap 400 Index down 4.44%. Small-cap and mid-cap stocks, with their comparatively lesser liquidity vs. large-cap stocks, were particularly hard hit during the quarter, as the looming war with Iraq led investors to pull money out of the equity markets and shift to more liquid and defensive instruments. Atypically in a declining equity environment, growth stocks outperformed value stocks across the broad equity market. During January, the economy took a backseat in investors' minds as the nation's attention was focused on the geopolitical tensions with Iraq and North Korea. In fact, at its January meeting, the Federal Reserve Board indicated that with the prospect of military conflict, monetary policy would have limited impact as an economic stimulus. Added to the geopolitical concerns in February was the impact of rising oil prices, falling consumer spending, and declining consumer and investor sentiment. US manufacturing contracted in March after four months of expansion, primarily due to higher oil prices and uncertainty regarding near-term consumer spending. Equity markets initially responded favorably to the actual confrontation of coalition troops with the Iraqi military in March, but they paused later in the month as expectations of a swift resolution to the war declined.

Q: What investment strategies do you intend to pursue in the fund?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to focus on small- to medium-sized companies that we believe have strong growth characteristics. We look for companies that provide products or services that may benefit from technological advances, new marketing methods and economic and demographic changes.

• We conduct bottom-up research to identify individual companies with a history of above-average growth and strong competitive positioning, among other factors. We also look for stocks that are trading at attractive valuations relative to their growth potential.

• In choosing stocks, we also consider the economic outlooks for various market sectors and industries and look for those in areas that we believe may benefit from changes in the overall business environment.

We will continue to monitor economic conditions and their effects on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	9/30/02

Common Stocks	89%	93%
Cash Equivalents	11%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/03	9/30/02

Information Technology	27%	22%
Health Care	24%	27%
Consumer Discretionary	12%	15%
Industrials	10%	6%
Consumer Staples	9%	4%
Financials	9%	11%
Materials	5%	5%
Energy	4%	8%
Telecommunication Services	-	1%
Utilities	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2003 (31.0% of Portfolio)
1. Biovail Corp. Producer of pharmaceuticals	4.5%
2. Laboratory Corp. of America Holdings Developer of medical tests used in patient diagnosis and treatment	4.1%
3. Dean Foods Co. Provider of dairy and specialty food products	3.8%
4. National Semiconductor Corp. Manufacturer of integrated circuits and transistors	3.0%
5. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.9%
6. Jabil Circuit, Inc. Designer and manufacturer of circuit board assemblies for original equipment manufacturers	2.6%
7. Celgene Corp. Producer of pharmaceuticals	2.6%
8. MedImmune, Inc. Developer and marketer of products for the preservation and treatment of infectious diseases	2.6%
9. BJ Services Co. Provider of pressure and pumping and other oilfield services for the petroleum industry	2.6%
10. Vishay Intertechnology, Inc. Manufacturer of electronic components	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 89.1%
Consumer Discretionary 10.3%
Hotel Restaurants & Leisure 2.9%
GTECH Holdings Corp.*	73,100	2,387,446
The Cheesecake Factory, Inc.*	112,100	3,617,467
		6,004,913
Media 1.0%
Entercom Communications Corp.*	45,700	2,006,687
Specialty Retail 4.6%
Pier 1 Imports, Inc.	148,000	2,347,280
Regis Corp.	153,800	3,831,158
Staples, Inc.*	188,300	3,451,539
		9,629,977
Textiles, Apparel & Luxury Goods 1.8%
Brown Shoe Co., Inc.	137,200	3,714,004
Consumer Staples 7.8%
Beverages 1.8%
Constellation Brands, Inc. "A"*	167,800	3,809,060
Food & Drug Retailing 2.2%
Performance Food Group Co.*	149,800	4,592,868
Food Products 3.8%
Dean Foods Co.*	184,400	7,912,604
Energy 3.7%
Energy Equipment & Services 2.6%
BJ Services Co.*	155,800	5,357,962
Oil & Gas 1.1%
Western Gas Resources, Inc.	68,300	2,223,165
Financials 8.3%
Banks 1.8%
Investors Financial Services Corp.	156,000	3,795,480
Diversified Financials 5.4%
Investment Technology Group, Inc.*	259,400	3,623,818
LaBranche & Co., Inc.	183,800	3,378,244
Neuberger Berman, Inc.	150,200	4,240,146
		11,242,208
Insurance 1.1%
Willis Group Holding Ltd.	85,300	2,362,810
Health Care 21.8%
Biotechnology 9.2%
Celgene Corp.*	208,100	5,427,248
IDEC Pharmaceuticals Corp.*	114,600	3,921,612
Invitrogen Corp.*	141,200	4,324,956
MedImmune, Inc.*	165,100	5,420,233
		19,094,049
Health Care Providers & Services 6.3%
Caremark Rx, Inc.*	259,100	4,702,665
Laboratory Corp. of America Holdings*	283,900	8,417,635
		13,120,300
Pharmaceuticals 6.3%
Biovail Corp.*	235,200	9,377,424
NPS Pharmaceuticals, Inc.*	246,026	3,803,562
		13,180,986
Industrials 9.1%
Aerospace & Defense 1.1%
Alliant Techsystems, Inc.*	43,900	2,371,039
Air Freight & Logistics 1.4%
Expeditors International of Washington, Inc.	80,500	2,893,975
Airlines 2.4%
SkyWest, Inc.	37,900	391,507
Southwest Airlines Co.	322,100	4,625,356
		5,016,863
Commercial Services & Supplies 2.5%
ABM Industries, Inc.	220,900	2,902,626
Concord EFS, Inc.*	233,900	2,198,660
		5,101,286
Road & Rail 1.7%
Swift Transportation Co., Inc.*	216,800	3,468,800
Information Technology 24.0%
Communications Equipment 1.8%
Adaptec, Inc.*	621,900	3,750,057
Computers & Peripherals 2.1%
Network Appliance, Inc.*	392,800	4,395,432
Electronic Equipment & Instruments 5.0%
Jabil Circuit, Inc.*	314,200	5,498,500
Vishay Intertechnology, Inc.*	470,300	4,787,654
		10,286,154
Semiconductor Equipment & Products 15.1%
Cree, Inc.*	220,200	4,078,104
Linear Technology Corp.	139,100	4,294,017
Microchip Technology, Inc.	229,800	4,573,020
National Semiconductor Corp.*	360,900	6,149,736
QLogic Corp.*	125,800	4,672,212
Varian Semiconductor Equipment Associates, Inc.*	163,000	3,299,120
Xilinx, Inc.*	186,500	4,365,965
		31,432,174
Materials 4.1%
Containers & Packaging
Packaging Corp. of America*	339,500	6,114,395
Pactiv Corp.*	116,800	2,371,040
		8,485,435
Total Common Stocks (Cost $184,695,314)		185,248,288

Preferred Stocks 0.2%
Information Technology 0.1%
Software
Applianceware LP* (c)	655,977	0
fusionOne* (c)	690,608	176,105
Planetweb, Inc. "E"* (c)	413,603	21,507
		197,612
Telecommunication Services 0.1%
Diversified Telecommunication Services
Convergent Networks, Inc.* (c)	345,565	146,865
Total Preferred Stocks (Cost $13,899,989)		344,477
Convertible Preferred Stocks 0.0%
Information Technology
Office Electronics
Cimlinc, Inc. "D"* (c) (Cost $660,021)	75,431	0

Cash Equivalents 10.7%
Scudder Cash Management QP Trust, 1.37% (b) (Cost $22,172,081)	22,172,081	22,172,081
Total Investment Portfolio - 100.0% (Cost $221,427,405) (a)		207,764,846

* Non-income producing security.
(a) The cost for federal income tax purposes was $221,885,660. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $14,120,814. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,211,056 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,331,870.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at March 31, 2003 amounted to $344,477, which represents .16% of net assets. Information concerning such restricted securities at March 31, 2003 is as follows:
Securities	Acquisition Date	Acquisition Cost ($)
Applianceware LP	July 2000	2,250,000
Cimlinc, Inc. "D"	December 1983	660,021
Convergent Networks, Inc.	September 2000	5,649,988
fusionOne	October 2000	3,750,001
Planetweb, Inc. "E"	September 2000	2,250,000

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $221,427,405)	$ 207,764,846
Receivable for investments sold	4,591,603
Dividends receivable	32,964
Receivable for Fund shares sold	867,792
Total assets	213,257,205
Liabilities
Payable for Fund shares redeemed	3,695,021
Accrued management fee	77,886
Other accrued expenses and payables	147,111
Total liabilities	3,920,018
Net assets, at value	$ 209,337,187
Net Assets
Net assets consist of: Accumulated net investment loss	(956,106)
Net unrealized appreciation (depreciation) on investments	(13,662,559)
Accumulated net realized gain (loss)	(362,321,171)
Paid-in capital	586,277,023
Net assets, at value	$ 209,337,187

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($171,153,641 / 75,475,426 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 2.27
Maximum offering price per share (100 / 94.25 of $2.27)	$ 2.41
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($29,730,258 / 15,192,103 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.96
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($8,273,772 / 4,136,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.00
Maximum offering price per share (100 / 99 of $2.00)	$ 2.02
Class I Net Asset Value, offering and redemption price per share ($179,516 / 74,646 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 2.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 266,113
Interest	161,722
Total Income	427,835
Expenses: Management fee	530,489
Administrative fee	435,164
Distribution service fees	385,405
Trustees' fees and expenses	10,639
Other	2,726
Total expenses, before expense reductions	1,364,423
Expense reductions	(177)
Total expenses, after expense reductions	1,364,246
Net investment loss	(936,411)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(83,204,767)
Net unrealized appreciation (depreciation) during the period on investments	105,693,849
Net gain (loss) on investment transactions	22,489,082
Net increase (decrease) in net assets resulting from operations	$ 21,552,671

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income (loss)	$ (936,411)	$ (3,324,525)
Net realized gain (loss) on investment transactions	(83,204,767)	(92,552,604)
Net unrealized appreciation (depreciation) on investment transactions during the period	105,693,849	(3,345,554)
Net increase (decrease) in net assets resulting from operations	21,552,671	(99,222,683)
Fund share transactions: Proceeds from shares sold	20,842,534	252,844,693
Cost of shares redeemed	(42,855,982)	(349,676,560)
Net increase (decrease) in net assets from Fund share transactions	(22,013,448)	(96,831,867)
Increase (decrease) in net assets	(460,777)	(196,054,550)
Net assets at beginning of period	209,797,964	405,852,514
Net assets at end of period (including accumulated net investment loss of $956,106 and $19,695, respectively)	$ 209,337,187	$ 209,797,964

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 2.06	$ 3.02	$ 9.10	$ 6.12	$ 5.30	$ 7.98
Income from investment operations: Net investment income (loss)	(.01)[b]	(.02)[b]	(.03)	(.08)[b]	(.04)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.22	(.94)	(4.73)	3.42	1.27	(1.84)
Total from investment operations	.21	(.96)	(4.76)	3.34	1.23	(1.87)
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 2.27	$ 2.06	$ 3.02	$ 9.10	$ 6.12	$ 5.30
Total Return (%)[c]	10.19**	(31.79)[d]	(57.42)[d]	55.94	23.91	(25.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	168	325	821	565	512
Ratio of expenses before expense reductions (%)	1.09*	1.08	1.14[e]	1.34	1.01	.90
Ratio of expenses after expense reductions (%)	1.09*	1.07	1.10[e]	1.33	1.01	.90
Ratio of net investment income (loss) (%)	(.70)*	(.74)	(.67)	(1.02)	(.64)	(.38)
Portfolio turnover rate (%)	88**	59	132	156	133	86
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and 1.10%, respectively.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.78	$ 2.65	$ 8.29	$ 5.67	$ 4.98	$ 7.64
Income from investment operations: Net investment income (loss)	(.02)[b]	(.04)[b]	(.08)	(.16)[b]	(.10)[b]	(.11)
Net realized and unrealized gain (loss) on investment transactions	.20	(.83)	(4.24)	3.14	1.20	(1.74)
Total from investment operations	.18	(.87)	(4.32)	2.98	1.10	(1.85)
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 1.96	$ 1.78	$ 2.65	$ 8.29	$ 5.67	$ 4.98
Total Return (%)[c]	10.11**	(32.83)	(57.94)	53.95	22.78	(26.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	31	63	186	136	186
Ratio of expenses before expense reductions (%)	1.98*	2.01	2.26[d]	2.51	2.28	2.14
Ratio of expenses after expense reductions (%)	1.98*	2.01	2.25[d]	2.50	2.28	2.14
Ratio of net investment income (loss) (%)	(1.59)*	(1.68)	(1.82)	(2.19)	(1.91)	(1.62)
Portfolio turnover rate (%)	88**	59	132	156	133	86
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.82	$ 2.70	$ 8.39	$ 5.71	$ 5.00	$ 7.63
Income from investment operations: Net investment income (loss)	(.02)[b]	(.04)[b]	(.06)	(.13)[b]	(.08)[b]	(.14)
Net realized and unrealized gain (loss) on investment transactions	.20	(.84)	(4.31)	3.17	1.20	(1.68)
Total from investment operations	.18	(.88)	(4.37)	3.04	1.12	(1.82)
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 2.00	$ 1.82	$ 2.70	$ 8.39	$ 5.71	$ 5.00
Total Return (%)[c]	9.89**	(32.59)	(58.02)	55.38	23.10	(25.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	11	21	10	8
Ratio of expenses before expense reductions (%)	1.92*	1.91	1.97[d]	2.10	1.93	2.06
Ratio of expenses after expense reductions (%)	1.92*	1.91	1.89[d]	2.10	1.93	2.06
Ratio of net investment income (loss) (%)	(1.53)*	(1.58)	(1.46)	(1.79)	(1.56)	(1.54)
Portfolio turnover rate (%)	88**	59	132	156	133	86
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 2.16	$ 3.16	$ 9.38	$ 6.27	$ 5.39	$ 8.07
Income from investment operations: Net investment income (loss)	(.00)[b,d]	(.01)[b]	(.02)	(.05)[b]	(.01)[b]	.00[d]
Net realized and unrealized gain (loss) on investment transactions	.23	(.99)	(4.88)	3.52	1.30	(1.87)
Total from investment operations	.23	(1.00)	(4.90)	3.47	1.29	(1.87)
Less distributions from: Net realized gains on investment transactions	-	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 2.39	$ 2.16	$ 3.16	$ 9.38	$ 6.27	$ 5.39
Total Return (%)	10.65**	(31.65)	(57.33)	56.87	24.66	(24.82)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.18	3	7	20	12	12
Ratio of expenses before expense reductions (%)	.59*	.60	.71[c]	.97	.58	.48
Ratio of expenses after expense reductions (%)	.59*	.60	.70[c]	.96	.58	.48
Ratio of net investment income (loss) (%)	(.20)*	(.27)	(.27)	(.65)	(.21)	.04
Portfolio turnover rate (%)	88**	59	132	156	133	86
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .70% and .69%, respectively.
[d] Amount is less than $.005.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Dynamic Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $194,045,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010, the expiration date, whichever occurs first.

From November 1, 2001 through September 30, 2002, the Fund incurred approximately $80,837,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (194,045,000)
Unrealized appreciation (depreciation) on investments	$ (123,590,827)

* For tax purposes short-term capital gains distributions are condidered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $174,378,365 and $207,024,169, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily, which is then adjusted upward or downward by a maximum of 0.30% based upon the performance of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Stock Index.

Accordingly, for the six months ended March 31, 2003, the fees pursuant to the Management Agreement were as follows:

Base fee	$ 968,976
Performance adjustment	(438,487)
Total fees	$ 530,489

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.525%, 0.425% and 0.10% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class A	$ 332,128	$ 65,908
Class B	83,817	9,760
Class C	17,441	1,901
Class I	1,778	217
	$ 435,164	$ 77,786

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares, respectively, and 1.00% of average daily net assets for Class I shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 119,702	$ 18,249
Class C	30,766	5,326
	$ 150,468	$ 23,575

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 191,449	$ 20,620.22%
Class B	33,232	8,445.21%
Class C	10,256	21.25%
	$ 234,937	$ 29,086

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2003 aggregated $5,826. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended March 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2003, the CDSC for Class B and C shares aggregated $27,108 and $77, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003 totaled $161,722 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $177 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,603,562	$ 12,461,759	65,930,232	$ 227,153,163
Class B	2,818,312	5,489,160	5,382,936	14,489,319
Class C	993,362	1,987,989	2,030,390	5,674,744
Class I	385,746	903,626	1,809,837	5,527,467
		$ 20,842,534		$ 252,844,693
Shares redeemed
Class A	(11,806,843)	$ (26,614,973)	(91,738,076)	$ (305,222,086)
Class B	(4,966,286)	(9,639,135)	(11,827,007)	(31,629,506)
Class C	(1,001,609)	(2,008,825)	(1,823,314)	(5,074,696)
Class I	(1,913,958)	(4,593,049)	(2,489,794)	(7,750,272)
		$ (42,855,982)		$ (349,676,560)
Net increase (decrease)
Class A	(6,203,281)	$ (14,153,214)	(25,807,844)	$ (78,068,923)
Class B	(2,147,974)	(4,149,975)	(6,444,071)	(17,140,187)
Class C	(8,247)	(20,836)	207,076	600,048
Class I	(1,528,212)	(3,689,423)	(679,957)	(2,222,805)
		$ (22,013,448)		$ (96,831,867)

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes